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CCBN STREETEVENTS CONFERENCE CALL TRANSCRIPT

EDSN - Q4 2003 EDISON SCHOOLS EARNINGS CONFERENCE CALL

EVENT DATE/TIME: SEP. 12. 2003 / 12:00PM ET
EVENT DURATION:  10 MIN





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EDSN - Q4 2003 EDISON SCHOOLS EARNINGS CONFERENCE CALL
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CORPORATE PARTICIPANTS

CHRISTOPHER SCARLATA
Edison Schools - CFO, Executive Vice President

DAVID GRAFF
Edison Schools - General Counsel

CHRISTOPHER WHITTLE
Edison Schools - CEO

CHARLES DELANEY
Edison Schools - Vice Chairman


PRESENTATION

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OPERATOR

 Good afternoon, everyone, and welcome to Edison Schools' fourth quarter earnings conference call.

At this time, I would like to inform you that this call is being recorded by Edison Schools Inc. and is copyrighted material. Therefore, please note that it cannot be recorded, transcribed or rebroadcast without Edison's permission. Your participation implies consent to our recording of this call. If you do not agree to these terms, simply drop off the line.

Please note that this call is also being webcast via the Company's website at www.edisonschools.com.

I would now like to turn the call over to Mr. Chris Scarlata, Chief Financial Officer, who will begin the call with introductions. Please go ahead, sir.

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 CHRISTOPHER SCARLATA - EDISON SCHOOLS - CFO, EXECUTIVE VICE PRESIDENT

 Good afternoon and thanks very much for joining us today for our fourth quarter conference call. Today we are delighted to update you on our results for the fourth quarter and on the state of our business in general.

With us today are Chris Whittle, our founder and CEO; Benno Schmidt, our Chairman; Chip Delaney, our Vice Chairman of Business and Finance; Chris Cerf, our President and COO; and David Graff, our General Counsel.

Various remarks that we may make about future expectations, plans and prospects for the Company constitute forward-looking statements for the purposes of the Safe Harbor provision under the Private Securities Litigation and Reform
Act of 1995. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including those discussed in our Form 10-K filed September 30, 2002 and our Form 10-Q filed May 15, 2003.

The forward-looking financial information provided by the Company in this conference call represents the Company's estimates as of today. We anticipate that subsequent events and development will cause the Company's estimates to change. However, while the Company may elect to update this forward-looking financial information at some point in the future, the Company specifically disclaims any obligation to do so. The forward-looking information should not be relied upon as representing the Company's estimate of its future financial performance as of any date subsequent to today.


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EDSN - Q4 2003 EDISON SCHOOLS EARNINGS CONFERENCE CALL
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Now before I hand off the call to Chris Whittle, our General Counsel, David
Graff, would like to make a brief remark.

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 DAVID GRAFF  - EDISON SCHOOLS - GENERAL COUNSEL

 Good afternoon. As most of you know, we filed a preliminary proxy statement with the SEC on August 22, 2003. The preliminary proxy is publicly available through the SEC's EDGAR system. We have not yet received any comments from the SEC. As soon as a definitive proxy statement can be sent to shareholders, it will be.

Until that time, in light of the pending proxy, and out of an abundance of caution and respect for the proxy process, we will not be commenting on the proposed going-private transaction, nor will we be taking any questions following this earnings call. We realize it has been our practice to take questions, and we apologize for not being able to do so. We hope you understand and we certainly encourage you to avail yourself of all publicly available material regarding the Company.

With that, I will turn the proceedings over to Chris Whittle.

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 CHRISTOPHER WHITTLE  - EDISON SCHOOLS - CEO

 Thank you Chris and David. My comments will be brief, as I'd like our numbers to speak for themselves today.

This is an important day for Edison Schools. In our earnings release, which is being distributed as we speak, we are pleased to announce that the Company posted the first quarterly profit in its 12 year history, specifically that we earned 10.2 million in net income in our quarter ending June 30, 2003. Additionally, we are announcing in that same release that the Company posted its first full year of positive EBITDA in its history, specifically that our EBITDA, net of non-cash comp charges and expenses related to our going-private transaction, was 23.2 million, up from a -6 million in the year before.

I'd like to thank the entire Edison team for their efforts in this regard. Additionally, I'd like to thank our many loyal customers who made this possible.

On non-financial fronts, we are equally pleased to report that scores from our just finished academic year are continuing to come in, and every indication is that we are not only having a strong academic achievement year, but perhaps a record one. As we compile these results, we will begin to issue releases culminating in our sixth annual achievement report later this fiscal period. I would like to thank the thousands of Edison teachers and principals for this tremendous achievement.

In many respects, the year we just finished is the fulfillment of the dream that we all set out with, that we could build great schools for children and produce rewards for our shareholders at the same time. Our FY03 year will go down in Edison history as the year we clearly demonstrated that premise and on both fronts.

I'd like to now turn it to Chip Delaney, who will take you through our financials.

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 CHARLES DELANEY  - EDISON SCHOOLS - VICE CHAIRMAN

 Good afternoon. One year ago we outlined our financial goals for the year. Our first financial goal was to improve EBITDA, excluding non-cash stock compensation. From a negative GAAP reporting figure of -- from a -$64 million for '02 to a minimum of $20 million of positive EBITDA for fiscal '03. Later in the year, we revised this goal upwards to $26 million.

We are pleased to announce, as Chris mentioned, that we closed the year with
23.2 million in EBITDA. This 23.2 excludes a non-cash stock compensation, as has been consistent in our guidance in the past, plus approximately 900,000 of going-private costs. These going private costs were obviously never envisioned in our 26 million guidance earlier in the year.

Our second financial goal was our no new equity pledge. As you are aware, we have completed the year without needing any external equity funding.

Our third financial goal was to materially reduce debt from our peak level in August and September 2002 of approximately $100 million. We were successful in obtaining this goal. We ended the year with $73 million in debt.

Regarding our debt facilities, the Company announced that it had extended its $55 million revolving credit facility to November 15, 2003, with the goal of bridging the time period to the closing of our going-private transaction. Should the announced merger not be consummated by November 15th, the Company will need to refinance this facility.

Our fourth financial goal was to generate a minimum of $30 million of gross proceeds from liquidating non-core assets on the balance sheet, i.e. charter notes and non-core real estate, in order to fund fiscal '03 capital expenditure requirements. As of year-end, we only refinanced 7 million of charter notes. However, in August we sold the land that we owned in Harlem for approximately $9 million. This brought our total proceeds up to $16 million for this category. This 16 million compares to a capital expenditure level for 2003 of 13.8. Therefore, we were able to fund our cash needs for capital expenditures with proceeds from these balance sheet assets, as was our goal.


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EDSN - Q4 2003 EDISON SCHOOLS EARNINGS CONFERENCE CALL
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In order to complete our goal of 30 million, albeit slightly late, the company is planning on being repaid approximately 17 million due on a note receivable from a charter client by the end of next month. This cash will be received from proceeds of a bond offering which is currently in its final stages of documentation.

Our fifth financial goal was to end the year with a minimum of 25 million in cash. We ended the year with 26 million.

Our sixth and final financial goal was to post net income in the fourth quarter for fiscal '03 of 10 million. We posted a positive net income of 10.2 million in this quarter. As Chris mentioned, this was the first positive net income quarter in the Company's history.

In short, we are extremely pleased with the results of our re-engineering process and the financial turn around that it helped provide. Everyone at the company worked extremely hard this year to post these financial results.

Now I will turn the mike over to Chris Scarlata to review our financial results in more detail.

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 CHRISTOPHER SCARLATA  - EDISON SCHOOLS - CFO, EXECUTIVE VICE PRESIDENT

 Thank you, Chip. I'd like to just briefly review with you our performance on key measures during the fourth quarter.

The Company's net revenues were 139.8 million for the fourth quarter versus
137.8 for the same period last year. The decrease of approximately 2 million was a net effect of ending certain client relationships and a change in three management contracts from gross or net accounting to fixed fee accounting, as well as new revenue from both the opening of new schools and expansion of existing schools and the growth in our summer program.

Our direct (indiscernible) expenses for the fourth quarter were 97.4 million versus 113.7 million for the same period last year, a decrease of 14 percent. This decrease was due to the ending of bid (ph) relationships, the change of some contracts from gross to a net basis -- to a fixed fee basis, as well as the effects of the Company's re-engineering efforts over the course of the year.

Our administrative, curriculum and development spending for the fourth quarter of the year was 19.5 million versus 33.6 million for the same period last year, a decrease of 72 percent. This change reflects the absence of certain specific event charges in the prior year and the benefits of our re-engineering efforts.

Our net income improved to 10.1 million from a net loss of a -48.9 million for the same three-month period last year, an improvement of 59 million.

I will now turn this over to Chris Whittle for concluding remarks.

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 CHRISTOPHER WHITTLE  - EDISON SCHOOLS - CEO

 Thank you, Chris. We appreciate your taking time from your busy day. We hope you will read the release that is now online and the chart on our financials that is attached with it. And we also, again, direct you to our proxy statement that has been filed with the SEC. Thank you very much for taking the time. Have a good day.

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OPERATOR

 We would like to thank everyone for joining the Edison Schools' fourth quarter earnings conference call. You may now disconnect.


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LEGEND

Edison Schools Inc. has filed a preliminary a proxy statement, and Shakespeare Acquisition LLC has filed other relevant documents, with the SEC concerning the proposed merger of a wholly-owned subsidiary of Shakespeare Acquisition LLC with and into Edison Schools Inc. INVESTORS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain the documents filed with the SEC by Edison Schools Inc. free of charge on the SEC's website or by requesting them in writing from Edison Schools Inc. at 521 5th Avenue, 11th Floor, New York, NY 10175, Attention: Investor Relations, or by telephone at 212-419-1600. You may obtain documents filed by Shakespeare Acquisition LLC free of charge on the SEC's website or by requesting them in writing from Shakespeare Acquisition LLC c/o Liberty Partners, 1370 Avenue of the Americas, 34th Floor, New York, NY 10019, Attention: Investor Relations, or by telephone at 212-541-7676.

Edison Schools Inc. and Shakespeare Acquisition LLC, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the stockholders of Edison Schools Inc. in connection with the merger. Information about the directors and executive officers of Edison Schools Inc. and their ownership of Edison Schools Inc. stock will be set forth in the proxy statement when it becomes available. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement when it becomes available.